UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 6, 2005


                    RESIDENTIAL ASSET SECURITIES CORPORATION,
                  on behalf of the RASC Series 2005-EMX5 Trust
             (Exact name of registrant as specified in its charter)

           Delaware                     333-122688                51-0362653
 (State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

    8400 Normandale Lake Boulevard, Suite 250
              Minneapolis, Minnesota                             55437
     (Address of principal executive office)                  (Zip Code)

                                 (952) 857-7000
              (Registrant's telephone number, including area code )


                                       N/A
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 8.01.     OTHER EVENTS.

        The financial statements of Financial Guaranty Insurance Company ("FGIC") as of December 31, 2004 and 2003, and for each of the years in the three-year period ended December 31, 2004, are included in this Form 8-K. The financial statements as of December 31, 2004 and 2003 and for the year ended December 31, 2004 and the periods from December 18, 2003 through December 31, 2003, and from January 1, 2003 through December 17, 2003 have been audited by Ernst & Young LLP. The financial statements for the year ended December 31, 2002 have been audited by KPMG LLP. The consents of KPMG LLP and Ernst & Young LLP to the inclusion of their respective audit reports on such financial statements in this Form 8-K and to their being referred to as "Experts" in the Prospectus Supplement dated December 6, 2005, relating to the RASC Series 2005-EMX5 Trust, are attached hereto, as Exhibit 23.1 in the case of KPMG LLP and as Exhibit 23.2 in the case of Ernst & Young LLP. The financial statements of FGIC as of December 31, 2004 and 2003 and for each of the years in the three-year period ended December 31, 2004 are attached hereto as Exhibit 99.1.

        In addition, the unaudited financial statements of FGIC as of September 30, 2005 and for the three and nine month periods ended September 30, 2005 and 2004 are attached hereto as Exhibit 99.2.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial statements of business acquired.

        Not applicable.

(b) Pro forma financial information.

        Not applicable.

(c) Exhibits:

     23.1 Consent of KPMG LLP

     23.2 Consent of Ernst & Young LLP

     99.1 Financial statements of FGIC as of December 31, 2004 and 2003, and for each of the years in the three-year period ended December 31, 2004.

     99.2 Financial statements of FGIC as of September 30, 2005 and for the three and nine month periods ended September 30, 2005 and 2004.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   RESIDENTIAL ASSET SECURITIES CORPORATION



                                   By: /s/ Pieter VanZyl
                                       Name: Pieter VanZyl
                                       Title: Vice President



Dated:  December 6, 2005


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EXHIBIT INDEX

Exhibit No.           Description of Exhibit

23.1 Consent of KPMG LLP

23.2 Consent of Ernst & Young LLP

99.1 Financial statements of FGIC as of December 31, 2004 and 2003, and for each of the years in the three-year period ended December 31, 2004.

99.2 Financial statements of FGIC as of September 30, 2005 and for the three and nine month periods ended September 30, 2005 and 2004.

                                  Exhibit 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
Financial Guaranty Insurance Company:

        We consent to the use of our report dated February 14, 2003 on the predecessor basis financial statements of Financial Guaranty Insurance Company for the year ended December 31, 2002, included in the Current Report on Form 8-K of Residential Asset Securities Corporation (the "Registrant"), which is incorporated by reference in the Registrant's registration statement (No. 333-122688), and to the reference to our firm under the heading "Experts" in the Prospectus Supplement dated December 6, 2005 of the Registrant relating to the RASC Series 2005-EMX5 Trust, Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2005-EMX5.



                                                          /s/ KPMG LLP
New York, New York
December 6, 2005


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                                  Exhibit 23.2

                         CONSENT OF INDEPENDENT AUDITORS

        We consent to the reference to our firm under the caption "Experts" in the preliminary prospectus supplement of Residential Asset Securities Corporation for the registration of RASC Series 2005-EMX5, in the registration statement on Form S-3 (No. 333-122688) and to the incorporation by reference therein of our report dated January 24, 2005, (except for Note 3k, as to which the date is March 15, 2005) with respect to the financial statements of Financial Guaranty Insurance Company, appearing in the Form 8-K of Residential Asset Securities Corporation dated December 6, 2005, filed with the Securities and Exchange Commission.




                                                     /s/ Ernst & Young LLP

New York, New York
December 6, 2005

                                  Exhibit 99.1



                       FINANCIAL STATEMENTS OF FGIC AS OF
                   DECEMBER 31, 2004 AND 2003, AND FOR EACH OF
           THE YEARS IN THE THREE-YEAR PERIOD ENDED DECEMBER 31, 2004.

                                [SEE ATTACHMENT]

                                  Exhibit 99.2



                       FINANCIAL STATEMENTS OF FGIC AS OF
                    SEPTEMBER 30, 2005 AND FOR THE THREE AND
              NINE MONTH PERIODS ENDED SEPTEMBER 30, 2005 AND 2004.

                                [SEE ATTACHMENT]